Exhibit 10.4

FORM OF AMENDMENT TO SUBSCRIPTION AGREEMENT

THIS AMENDMENT TO SUBSCRIPTION AGREEMENT (this “Amendment”) is made and entered into as of [●], and shall be effective as of the Closing (defined below), by and among (i) NMP Acquisition Corp., a Cayman Islands exempted company incorporated with limited liability (“SPAC”), (ii) Next Move Capital LLC, a Nevada limited liability company (the “Sponsor”), (iii) GTS Holdings, Inc., a Nevada corporation (“Pubco”), and (iv) the undersigned individuals, each of whom is a purchaser of certain SPAC securities, is referred to as a “Purchaser” pursuant to the terms of the Subscription Agreement (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Subscription Agreement (as defined below) (and if such term is not defined in the Original Subscription Agreement, then in the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, SPAC, the Sponsor and the undersigned Purchaser are parties to that certain Subscription Agreement, dated as of June 30, 2025 (the “Original Subscription Agreement” and, as amended by this Amendment, the “Subscription Agreement”), pursuant to which the Sponsor and the undersigned Purchaser agreed, among other matters, to (i) subscribe and purchase the Subscribed Securities of the SPAC, as set forth therein, (ii) waive their rights to liquidating distributions from the Trust Account with respect to their Public Shares (although they will be entitled to liquidating distributions from the Trust Account in the case of a liquidation or failure to consummate a Business Combination within the 18-month period), (iii) vote any Ordinary Shares and Founder Shares, as applicable, owned by it, him or her in favor of any proposed Business Combination for which the SPAC seeks approval, and (iv) agree to certain transfer restrictions with respect to the Founder Shares, Private Placement Units (and the Ordinary Shares and Rights underlying such Private Placement Units);

WHEREAS, on the date hereof, the SPAC, Pubco, GTS Holdings, LLC, a Utah limited liability company (the “Company”), Streeterville Capital, LLC, a Utah limited liability company and the sole equityholder of the Company, Gibson Technical Services, Inc., a Georgia corporation and a wholly-owned subsidiary of the Company, GTS Merger Sub I, a Cayman Islands exempted company incorporated with limited liability and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), and GTS Merger Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), entered into that certain Business Combination Agreement (the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, upon the consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”): (a) SPAC Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving entity (the “SPAC Merger”) and, as a result of the SPAC Merger, each issued and outstanding security of SPAC immediately prior to the effective time of the SPAC Merger shall no longer be outstanding and shall automatically be cancelled, in exchange for the issuance to the holder thereof of a substantially equivalent Pubco security; (b) Company Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Company Merger” and together with the SPAC Merger, the “Mergers”), and, as a result of the Company Merger, each issued and outstanding security of the Company immediately prior to the effective time of the Company Merger shall no longer be outstanding and shall automatically be cancelled, in exchange for the issuance to the holder thereof of shares of common stock of Pubco; and (c) as a result of the Mergers, SPAC and the Company will become wholly-owned subsidiaries of Pubco and Pubco will become a publicly traded company, all in accordance with the terms and subject to the conditions of the Business Combination Agreement;

WHEREAS, the parties to the Original Subscription Agreement, together with Pubco, desire to amend the Original Subscription Agreement (i) to add Pubco as a party to the Subscription Agreement and (ii) to revise the terms thereof in order to reflect the transactions contemplated by the Business Combination Agreement, including without limitation the issuance of shares of Pubco Class A Common Stock in exchange for the SPAC’s Ordinary Shares, Founder Shares and Rights, respectively; and

WHEREAS, concurrently with the execution of this Amendment, the Sponsor and the Purchaser are entering into a lock-up agreement in the form attached as Exhibit A hereto (the “Lock-Up Agreement”) to revise the transfer restrictions set forth in the Original Subscription Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco as a Party to the Subscription Agreement. The parties hereby agree to add Pubco as a party to the Subscription Agreement. The parties further agree that, from and after the Closing, (i) all of the rights and obligations of SPAC under the Subscription Agreement shall be, and hereby are, assigned and delegated to Pubco as if it were the original “Company” party thereto, and (ii) all references to SPAC under the Subscription Agreement relating to periods from and after the Closing shall instead be a reference to Pubco. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Subscription Agreement, as amended by this Amendment, from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to the Subscription Agreement. The parties hereby agree to the following amendments to the Subscription Agreement:

(a) The defined terms in this Amendment, including without limitation in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Subscription Agreement as if they were set forth therein.

(b) The parties hereby agree that the terms “Offering Shares,” “Class A Ordinary Shares,” “Class B Ordinary Shares,” “Ordinary Shares,” “Founder Shares,” and “Private Placement Units”, as used in the Subscription Agreement shall include, without limitation, any and all SPAC Class A Ordinary Shares and shares of Pubco Class A Common Stock issued or issuable in respect of any such securities in connection with the transactions contemplated by the Business Combination Agreement, whether directly or through one or more intermediate conversions or exchanges.

(c) Effective upon the Closing, Section 5(a) of the Original Subscription Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Transfer Restrictions. The transfer restrictions applicable to the shares of Pubco Class A Common Stock held by the Purchaser (including any such shares issued or issuable in respect of the Founder Shares and Private Placement Units) shall be governed by, and subject to the restrictions set forth in, the Lock-Up Agreement.”

3. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Subscription Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Subscription Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Subscription Agreement in the Original Subscription Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Subscription Agreement, as amended by this Amendment (or as the Subscription Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced, construed and interpreted in a manner consistent with the provisions of the Original Subscription Agreement, including without limitation Section 6(i) thereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment as of the date first above written.

NEXT MOVE CAPITAL LLC

Next Move Partners LLC, as Managing Member

By:
Name:
Title:

NMP ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to Amendment to Subscription Agreement]

PURCHASER:

By:
Name:

[Signature Page to Amendment to Subscription Agreement]

Accepted and Agreed:

GTS HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Amendment to Subscription Agreement]

Exhibit A

Form of Lock-Up Agreement